                                                                 EXHIBIT 10.17.3


                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (this "Third Amendment") is executed effective as of February 8, 2002 (the "Effective Date"), by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").


                                  WITNESSETH:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 8, 2001, as amended by that certain (i) First Amendment to Credit Agreement dated as of October 15, 2001, and (ii) Second Amendment to Credit Agreement dated as of December 10, 2001 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

     WHEREAS, subject to the terms and conditions herein contained, the Lenders have agreed to the Borrower's request.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender hereby agree as follows:

     Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date, in the manner provided in this Section 1.

     1.1 ADDITIONAL DEFINITIONS. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Equity Contribution," "ETC Transaction" and "Third Amendment" which shall read in full as follows:

     "Equity Contribution" means a cash contribution to the equity capital of the Borrower in an amount not less than $20,000,000, such contribution to be made in connection with the Borrower's equity sell program to Acqua Wellington.

     "ETC Transaction" means the completion, closing and funding of equipment trust certificate financing to the Borrower in a principal amount of not less than $200,000,000.

     "Third Amendment" means that certain Third Amendment to Credit Agreement dated as of February 8, 2002, among the Borrower, the Administrative Agent and the Lenders.

     1.2 AMENDMENT TO DEFINITION. The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is amended to read in full as follows:

     "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor Agreement, the Letters of Credit, any Certificate of Conversion, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

     1.3 AMENDMENT TO COLLATERAL PROVISIONS. Section 5.12(b) of the Credit Agreement is amended to read in full as follows:

     "(b) In the event that the Borrower has timely delivered a Certificate of Conversion to the Administrative Agent in accordance with Section 2.01(b), and either of the following has not occurred: (1) receipt by the Borrower of the Equity Contribution on or before March 31, 2002, or (2) completion, closing and funding of the ETC Transaction on or before March 31, 2002, then in any such event, on or before May 1, 2002 (such date being referred to herein as the "Collateral Delivery Date"), the Borrower shall deliver or cause to be delivered to the Administrative Agent, each of the following, all in form and substance acceptable to the Administrative Agent and the Required Lenders in their sole discretion:

          (i) a Security Agreement (which may take the form of an amendment and restatement of the Security Agreement delivered pursuant to Section 5.12(a)(ii)) executed by the Borrower and certain of its Subsidiaries, pursuant to which the Borrower and such Subsidiaries grant to the Collateral Agent a valid first and prior Lien on certain equipment, real property and other assets and property of the Borrower and such Subsidiaries (in addition to the Liens granted pursuant to the Security Agreement delivered pursuant to Section 5.12(a)(ii)) as shall be required and determined by the Administrative Agent and the Required Lenders;

          (ii) Uniform Commercial Code, tax and judgment lien search reports listing all documentation on file against the Borrower, each Subsidiary and such other Persons as the Administrative Agent may require in each jurisdiction in which it has a principal place of business and jurisdiction of organization and in which any Collateral is or has been located;

          (iii) subject to the terms of the Intercreditor Agreement and the Security Agreements, such executed documentation as the Collateral Agent or the

     Administrative Agent may require or deem necessary to perfect or protect the Collateral Agent's Liens in the assets of the Borrower and its Subsidiaries granted pursuant to the Security Agreement described in clause
     (i) above, including, without limitation, (A) financing statements under the Uniform Commercial Code, (B) all Collateral the possession of which is necessary to perfect the Lien therein, (C) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, and (D) all third-party or governmental approvals and consents required for the pledge of the Collateral under the Security Agreement;

          (iv) duly executed UCC-3 termination statements and such other documentation as shall be necessary to terminate or release all Liens encumbering the Collateral not otherwise permitted by this Agreement;

          (v) evidence that the insurance required by Section 5.05 is in effect;

          (vi) favorable written opinions from counsel to the Borrower and its Subsidiaries addressed to the Lenders and satisfactory to Vinson & Elkins L.L.P., counsel for the Administrative Agent, as to such matters relating to the Security Agreements and the other Loan Documents, as the Administrative Agent may request (and the Borrower hereby instructs its counsel to deliver such opinions to the Administrative Agent for the benefit of the Lenders);

          (vii) as applicable, a Mortgage with respect to each Mortgaged Property executed on behalf of the record owner of such Mortgaged Property with a metes and bounds or other description of the parcel attached thereto and recorded in the applicable real property records;

          (viii) with respect to each parcel of the Mortgaged Property, a title insurance commitment, all documentation evidencing any exceptions to title reflected thereon (or other evidence of title satisfactory to the Administrative Agent), and, to the extent available, a survey and environmental report relating to such parcel; and

          (ix) such additional information and documentation as the Collateral Agent or the Administrative Agent may require to consummate the transactions contemplated by this Section 5.12(b).

     The Borrower's failure to fully and timely satisfy on or before the Collateral Delivery Date each requirement set forth in clauses (i) through (ix) of this Section 5.12(b) shall constitute an immediate Event of Default."

     Section 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Third Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and each of the following conditions to the effectiveness hereof have been satisfied:

          (a) the Administrative Agent shall have received such documents and certificates as the Administrative Agent and its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Subsidiary, the power and authority of the Borrower and each Subsidiary (as applicable) to execute, deliver and perform this Third Amendment and any other legal matters relating to the Borrower, any Subsidiary or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel;

          (b) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Effective Date as if made on the Effective Date, except for such representations and warranties limited by their terms to a specific date;

          (c) after giving effect to this Third Amendment, no Default or Event of Default shall exist; and

          (d) all proceedings taken in connection with the transactions contemplated by this Third Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its counsel.

     Section 3. LEGAL FEES. Upon execution of this Third Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with this Third Amendment and all related documents and transactions.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this Third Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

         4.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this Third Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.

         4.3 VALIDITY AND BINDING EFFECT. This Third Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

         4.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

     Section 5.  MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Third Amendment shall bind and insure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 COUNTERPARTS. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

         5.4 COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.5 HEADINGS. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers as of the Effective Date.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS




                                    TRINITY INDUSTRIES, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    JPMORGAN CHASE BANK (successor in interest by merger to The Chase Manhattan Bank), individually and as Administrative Agent



                                    By:
                                        ----------------------------------------
                                        Mike Lister,
                                        Vice President




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCHES, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                    as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    BANK ONE, NA, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    SUNTRUST BANK, as a Lender




                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    WACHOVIA BANK, N.A., as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    BNP PARIBAS, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    THE ROYAL BANK OF SCOTLAND plc, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    THE BANK OF NOVA SCOTIA, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    THE BANK OF NEW YORK, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                    COMERICA BANK, as a Lender



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]